UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004

DIGITAS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29723	04-3494311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(617) 867-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the Agreement and Plan of Merger, dated July 15, 2004, by and between Digitas Inc. (the “Company”), Digitas Acquisition Corp., a wholly owned subsidiary of the Company, and Modem Media, Inc., on October 15, 2004, the board of directors of the Company appointed Joseph R. Zimmel as a Class I Director to hold office until the Company’s 2007 annual meeting of stockholders and until his successor is duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: October 21, 2004	By:	/s/ Ernest W. Cloutier
	Name:	Ernest W. Cloutier
	Title:	Secretary and General Counsel